ING Individual Re Business

Unaudited Condensed Financial Statements (GAAP--Basis)
Unaudited Condensed Statements of Operations for the nine months ended September 30, 2004, nine months ended September 30, 2003, year ended December 31, 2003,
and year ended December 31, 2002.......................................       2
Unaudited Condensed Balance Sheets as of September 30, 2004
and December 31, 2003..................................................       3
Notes to Unaudited Condensed Financial Statements......................       4
Unaudited Other Financial Information
Unaudited Statement of Operations for the nine months
 ended September 30, 2004..............................................       9
Unaudited Statement of Operations for the nine months
 ended September 30, 2003..............................................      10
Unaudited Statement of Operations for the year
 ended December 31, 2003...............................................      11
Unaudited Statement of Operations for the year ended December 31, 2002.      12
Unaudited Balance Sheet as of September 30, 2004.......................      13
Unaudited Balance Sheet as of December 31, 2003........................      14
Notes to Unaudited Other Financial Information.........................      15


ING Individual Re Business
Unaudited Condensed Statements of Operations (GAAP - Basis)

(in millions)

                                                    Nine Months Ended               Years Ended
                                               ----------------------------   --------------------------
                                               September 30,  September 30,   December 31, December 31,
                                                    2004          2003            2003         2002
                                                ------------  ------------    -----------  -------------
Underwriting income:
Assumed premiums ...........................      $  948.9      $  723.6      $ 1,036.0     $   759.9
Reinsurance premiums ceded..................         (74.4)        (91.9)        (124.5)         28.8
                                                  ---------     ---------     ----------   ----------
     Net earned premiums....................         874.5         631.7          911.5         788.7

Underwriting expenses:
Claims......................................        (456.4)       (434.2)        (602.4)       (440.4)
Increase in reserves........................        (197.8)       (132.6)        (225.9)       (199.0)
Commissions paid............................        (300.6)       (205.6)        (302.1)       (257.7)
Net deferred acquisition cost
   capitalization/(amortization)............        (120.5)         59.4          112.8          97.4
                                                  ---------     ---------     ----------   ----------

     Net underwriting loss..................        (200.8)        (81.3)        (106.1)        (11.0)
Letter of credit fees and expenses..........          (9.7)         (4.9)          (7.2)         (3.3)
Other income and expenses...................           0.7           0.9            1.3           1.4
Investment income...........................         103.2          78.5           99.2         142.8
                                                  ---------     ---------     ----------   ----------
     Income (loss) before expenses..........        (106.6)         (6.8)         (12.8)        129.9

General and administrative expenses:
Direct expenses.............................         (20.6)        (18.5)         (25.3)        (21.5)
Allocated expenses..........................         (12.6)        (10.2)         (13.6)         (8.6)
                                                  ---------     ---------     ----------   ----------
     Total expenses.........................         (33.2)        (28.7)         (38.9)        (30.1)
                                                  ---------     ---------     ----------   ----------

Net income (loss) before tax................        (139.8)        (35.5)         (51.7)         99.8
Income tax (expense)/benefit................          48.9          12.4           18.1         (34.9)
                                                  ---------     ---------     ----------   ----------
     Net income (loss) .....................      $  (90.9)     $  (23.1)     $   (33.6)   $     64.9

                                                  =========     =========     =========    ==========
       See Accompanying Notes to Unaudited Condensed Financial Statements.

ING Individual Re Business
Unaudited Condensed Balanced Sheets (GAAP - Basis)

(in millions)


                                                September 30,     December 31,
                                                    2004             2003
                                                -------------     -----------

Assets:
Investments..............................  $        1,739.8   $       1,607.3
Cash (overdraft).........................             105.0             (11.3)
Premiums receivable......................             204.0             152.7
Deferred acquisition cost................             513.3             633.8
Other assets.............................             152.7             178.3
                                           ----------------   ---------------
     Total assets........................  $        2,714.8   $       2,560.8
                                           ================   ===============

Liabilities and Equity:
Life reserves............................  $        1,274.6   $       1,077.6
Disability reserves......................               7.9               6.6
Life claim reserves......................             229.2             263.5
Funds held under treaties................              55.8              60.8
Reinsurance payable......................              94.1              77.2
Other liabilities........................              79.8             116.2
                                           ----------------   ---------------
     Total liabilities...................           1,741.4           1,601.9

Total equity.............................             973.4             958.9
                                           ----------------   ---------------

Total liabilities and equity.............  $        2,714.8   $       2,560.8
                                           ================   ===============
       See Accompanying Notes to Unaudited Condensed Financial Statements.

ING Individual Re Business
Notes to Unaudited Condensed Financial Statements

1.   Nature of Operations and Significant Accounting Policies

Description of Business

ING Individual Re Business ("Individual Re"), represents the individual life reinsurance business of ING Groep N.V. ("ING") in the United States. Individual Re is a leading knowledge-based U.S. life reinsurance business and reinsures mortality risk on a variety of life insurance products, primarily individual term life insurance. Individual Re writes its business through Security Life of Denver Insurance Company ("SLD"), a Colorado domiciled insurance company, and Security Life of Denver International, Limited ("SLDI"), a Bermuda domiciled insurance Company.

Pursuant to an asset purchase agreement dated October 17, 2004, ING agreed to sell its U.S. individual life reinsurance business to Scottish Re Group Limited through a coinsurance transaction. The transaction closed on December 31, 2004.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Basis of Presentation

The accompanying unaudited condensed statements of operations and balance sheets of Individual Re have been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These unaudited condensed financial statements do not include the Statements of Cash Flows and Statements of Changes in Equity. These statements are required to be included in a complete set of GAAP financial statements. These unaudited condensed financial statements also do not include all disclosures required for a complete set of GAAP financial statements.

The unaudited condensed statements of operations and balance sheets of Individual Re do not represent the financial statements of the separate legal entities of SLD and SLDI. These unaudited condensed financial statements represent the results of operations and balance sheets of the combined individual life reinsurance business written through SLD and SLDI and were derived from Individual Re's management reports for its traditional mortality risk reinsurance business. All material intercompany transactions and balances related to the individual life reinsurance business have been eliminated in combination.

Cash

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

Investments

All of Individual Re's fixed maturity and equity securities are currently designated as available-for-sale. Available-for-sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in equity, after adjustment for related changes in deferred income taxes. Realized capital gains and losses on all other investments are included in the Statements of Operations.

Individual Re analyzes investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Management considers the length of the time and the extent to which the market value has been less than cost; the financial condition and near-term prospects of the issuer; future economic conditions and market forecasts; and Individual Re's intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred.

In addition, Individual Re invests in structured securities that meet the criteria of Emerging Issues Task Force ("EITF") Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Under EITF Issue No. 99-20, a determination of the required impairment is based on credit risk and the possibility of significant prepayment risk that restricts Individual Re's ability to recover the investment. An impairment is recognized if the fair value of the security is less than amortized cost and there has been an adverse change in cash flow since the remeasurement date.

When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value and the loss is accounted for as a realized loss.

Purchases and sales of fixed maturities and equity securities (excluding private placements) are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date.

Fair values for fixed maturities are obtained from independent pricing services or broker/dealer quotations. Fair values for privately placed bonds are determined using a matrix-based model. The matrix-based model considers the level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. The fair values for equity securities are based on quoted market prices. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable yield and quality or conversion value where applicable.

Funds Held

Funds held represent amounts held on behalf of companies assuming the Individual Re business in conjunction with certain reinsurance treaties.

Reserves

Liabilities for future benefits on life insurance policies are established in an amount believed to be adequate to meet the estimated future obligations on policies in force. Liabilities for future policy benefits under long-term life insurance policies have been computed based on estimates of investment yields, mortality and withdrawal rates expected at the time the policies are reinsured, and other assumptions including estimates for incurred but not reported claims. These assumptions include a margin for adverse deviation and vary with the characteristics of the plan of insurance, year of issue, age of insured and other appropriate factors. The assumptions for estimated investment yields are based upon various factors including then current yields on Individual Re's investment portfolio and market rates for new investments. Interest rates used in estimating future policy benefits ranged from 5.5% to 8.0%. The mortality and withdrawal assumptions are based on Individual Re's experience as well as industry experience.

Equity

ING allocates adequate levels of capital to its U.S. insurance businesses, including Individual Re, based on a capital model which quantifies statutory asset, insurance, interest rate, and business risks. Changes in the capital levels beyond earnings and investment fair value adjustments are deemed to be infusions into or dividends out of the business. Management believes that the allocation methodology is both prudent and reasonable.

Revenue Recognition

Reinsurance premiums received under the renewable term agreements are recognized as revenue over the premium paying periods of the reinsured policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the related contract. This association is accomplished through the provision for future policy benefits and the amortization of deferred acquisition costs. Other revenue consists of non-recurring items other than reinsurance premiums or investment earnings and is recognized upon completion of the related earnings process.

2.   Investments

Fixed maturities and equity securities available for sale as of September 30, 2004 were as follows (in millions):


                                                                                 Gross Unrealized
                                                              Amortized Cost      Gains/(Losses)       Fair Value
                                                              --------------      --------------       ----------

Fixed maturities:
   U.S. government and government agencies and authorities   $            50.7  $             0.3   $            51.0
   State, municipalities and political subdivisions.....                   1.7                0.2                 1.9

   U.S. corporate securities:
     Public utilities...................................                 128.8                7.4               136.2
     Other corporate securities.........................                 659.8               18.9               678.7
                                                             ------------------  ------------------   ----------------
 Total U.S. corporate securities......................                   788.6               26.3               814.9
                                                             ------------------  ------------------   ----------------

   Foreign securities:
     Government.........................................                  47.4                8.5                55.9
     Other..............................................                 148.0                9.1               157.1
                                                            ------------------  ------------------   -----------------
   Total foreign securities.............................                 195.4               17.6               213.0
                                                            ------------------  ------------------   -----------------

   Mortgage-backed securities...........................                 200.4                6.1               206.5
   Other asset-backed securities........................                  50.7                0.9                51.6
                                                            ------------------  ------------------   ----------------

Fixed maturities........................................               1,287.5               51.4             1,338.9

Equity securities.......................................                  14.2               (2.3)               11.9
                                                            ------------------  ------------------   ----------------

Total investments available for sale....................     $         1,301.7  $            49.1   $         1,350.8

                                                            =================   =================    ================

Fixed maturities and equity securities available for sale as of December 31, 2003 were as follows (in millions):


                                                                                Gross Unrealized
                                                             Amortized Cost      Gains/(Losses)        Fair Value
                                                             --------------      --------------        ----------
Fixed maturities:
U.S. government and government agencies and authorities    $            145.1  $             (0.8) $            144.3

   U.S. corporate securities:
     Public utilities.................................                  108.2                 8.1               116.3
     Other corporate securities.......................                  581.5                12.5               594.0
                                                           ------------------  ------------------   -----------------
   Total U.S. corporate securities....................                  689.7                20.6               710.3
                                                           ------------------  ------------------   -----------------
   Foreign securities:
     Government.......................................                   64.0                10.1                74.1
     Other............................................                  136.4                 8.5               144.9
                                                           ------------------  ------------------   -----------------
   Total foreign securities...........................                  200.4                18.6               219.0
                                                           ------------------  ------------------   -----------------

   Mortgage-backed securities.........................                  189.2                 7.6               196.8
   Other asset-backed securities......................                   66.8                 1.6                68.4
                                                           ------------------  ------------------   -----------------

Fixed maturities......................................                1,291.2                47.6             1,338.8

Equity securities.....................................                   11.7                (2.8)                8.9
                                                           ------------------  ------------------   -----------------

Total investments available for sale..................     $          1,302.9  $             44.8  $          1,347.7

                                                           ==================  =================== ==================

The tables above exclude derivatives, mortgage loans on real estate, limited partnerships, short-term investments and trade payables. The aggregate carrying value of these investments is $389.0 million and $259.6 million as of September 30, 2004 and December 31, 2003, respectively.

The amortized cost and fair value of total fixed maturities as of September 30, 2004 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.


(In millions)                                  Amortized Cost      Fair Value
-------------                                  --------------      ----------
Due to mature:
     One year or less.....................    $         13.1     $      13.2
     After one year through five years....              83.3            89.3
     After five year through ten years....             131.5           141.8
     After ten years......................             781.2           808.2
     Mortgage-backed securities...........             227.7           234.9
     Other asset-backed securities........              50.7            51.5
                                              --------------     -----------
Fixed maturities..........................    $      1,287.5     $   1,338.9
                                              ==============     ==========-

Individual Re did not have any investments in a single issuer, other than obligations of the U.S. Government, with a carrying value in excess of 10% of Individual Re's equity as of September 30, 2004.

Proceeds from the sale of total fixed maturities and equity securities and the related gross gains and losses were as follows:


                                   Nine Months Ended       Nine Months Ended        Year Ended         Year Ended
                                     September 30,           September 30,         December 31,       December 31,
                                          2004                   2003                  2003               2002
                                   -----------------       -----------------      -------------       ------------
Proceeds on sales.............    $          631.3         $        673.8         $     757.0         $    82.1
Gross gains...................                14.7                   26.1                28.0              38.2
Gross (losses)................                (7.5)                  (9.7)              (10.7)             (9.5)


3.   Reinsurance

Individual Re utilizes reinsurance, in certain circumstances, to reduce its exposure to large claims. These agreements provide for recovery of a portion of certain claims and claim expenses from reinsurers. If the reinsurers are unable to meet their obligations under the agreements, Individual Re would be liable for such defaulted amounts.

Details of reinsurance recoveries netted against claims are as follows (in millions):


                                                               Nine Months Ended           Year Ended
                                                                 September 30,            December 31,
                                                             -------------------     --------------------
                                                             2004          2003         2003         2002
                                                             ----          ----        -----         ----
Claims...............................................    $    856.0  $     609.6   $    861.7   $    444.5
Reinsurance recoveries...............................        (399.6)      (175.4)      (259.3)        (4.1)
                                                            -------      -------      -------        -----

         Net per Statements of Operations............    $    456.4  $     434.2   $    602.4   $    440.4
                                                         ==========  ===========   ==========   ==========


4.   Income Taxes

The financial statements were prepared with an assumed tax rate of 35%.

5.   Related Party Transactions/Income and Expense Allocations

SLD and SLDI have entered into various transactions with related parties. The following summarizes those transactions as they relate to the Individual Re business.

Affiliates:

Management and service contracts and all cost sharing arrangements with other affiliated ING U.S. companies are allocated among companies in accordance with normal, generally accepted expense and cost allocation methods.

Investment Management: SLD and SLDI have an investment advisory agreement and an administrative services agreement with ING Investment Management, LLC ("IIM") under which IIM provides Individual Re with investment management and asset liability management services. An allocation of total fees under the agreement is made by SLD and SLDI to Individual Re based on the assets mix of Individual Re's assets under management.

Tax Sharing Agreements: SLD and SLDI have entered into federal tax sharing agreements with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. SLD and SLDI have also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax or other tax return on a consolidated, combined or unitary basis.

Assets and liabilities along with related revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those recorded if Individual Re was not a wholly-owned business.


ING Individual Re Business
Unaudited Other Financial Information - Unaudited Statement of Operations

(in millions)


                                                                      For the Nine Months Ended
                                                                          September 30, 2004
                                                                          ------------------
                                                           SLD           SLDI                        Combined
                                                       (Statutory)    (Statutory)    Adjustments       GAAP
                                                       -----------    -----------    -----------       ----
Underwriting income:
Assumed premiums..................................    $    899.4   $     620.0   $    (570.5)  $    948.9
Reinsurance premiums ceded........................        (640.9)         (7.1)        573.6        (74.4)
                                                      -----------  ------------  -----------   -----------
     Net earned premiums..........................         258.5         612.9           3.1        874.5

Underwriting expenses:
Claims............................................        (120.9)       (335.2)         (0.3)      (456.4)
Increase in reserves..............................         (62.2)        (11.7)       (123.9)      (197.8)
Commissions paid..................................         (32.0)       (261.9)         (6.7)      (300.6)
Net deferred acquisition cost
capitalization/(amortization).....................             -             -        (120.5)      (120.5)
                                                      -----------  ------------  -----------   -----------
     Net underwriting income (loss)...............          43.4           4.1        (248.3)      (200.8)
Letter of credit fees and expenses................          (8.8)         (0.9)            -         (9.7)
Other income and expenses.........................          (0.3)          1.0             -          0.7
Investment income.................................          64.7          14.2          24.3        103.2
                                                      -----------  ------------  -----------   -----------
     Income (loss) before expenses................          99.0          18.4        (224.0)      (106.6)

General and administrative expenses:
Direct expenses...................................         (16.7)         (0.4)         (3.5)       (20.6)
Allocated expenses................................         (12.6)            -             -        (12.6)
                                                      -----------  ------------  -----------   -----------
     Total expenses...............................         (29.3)         (0.4)         (3.5)       (33.2)
                                                      -----------  ------------  -----------   -----------

     Net income (loss) before tax.................          69.7          18.0        (227.5)      (139.8)
Income tax (expense)/benefit......................         (24.4)         (6.3)         79.6         48.9
                                                      -----------  ------------  -----------   -----------
     Net income (loss)............................    $     45.3   $      11.7   $    (147.9)  $    (90.9)
                                                      ==========   ============  ============  ============


ING Individual Re Business
Unaudited Other Financial Information - Unaudited Statement of Operations

(in millions)

                                                                           For the Nine Months Ended
                                                                               September 30, 2003
                                                            ------------------------------------------------------
                                                                SLD           SLDI                        Combined
                                                            (Statutory)    (Statutory)    Adjustments       GAAP
                                                            -----------    -----------    -----------       ----
Underwriting income:
Assumed premiums.......................................    $      687.6   $       745.5  $     (709.5)  $   723.6
Reinsurance premiums ceded.............................          (809.4)           (1.1)        718.6       (91.9)
                                                            ------------   -------------  -----------   ----------
     Net earned premiums...............................          (121.8)          744.4           9.1       631.7

Underwriting expenses:
Claims.................................................          (324.7)         (109.5)            -      (434.2)
(Increase)/decrease in reserves........................           323.7          (282.9)       (173.4)     (132.6)
Commissions paid.......................................             3.2          (340.7)        131.9      (205.6)
Net deferred acquisition cost
capitalization/(amortization)..........................               -               -          59.4        59.4
                                                            ------------   -------------  -----------   ----------

     Net underwriting income (loss)....................          (119.6)           11.3          27.0       (81.3)
Letter of credit fees and expenses.....................            (4.6)           (0.3)            -        (4.9)
Other income and expenses..............................               -             0.9             -         0.9
Investment income......................................            71.2             3.5           3.8        78.5
                                                            ------------   -------------  -----------   ----------
     Income (loss) before expenses.....................           (53.0)           15.4          30.8        (6.8)

General and administrative expenses:
Direct expenses........................................           (17.3)           (0.3)         (0.9)      (18.5)
Allocated expenses.....................................           (10.2)              -             -       (10.2)
                                                            ------------   -------------  -----------   ----------
     Total expenses....................................           (27.5)           (0.3)         (0.9)      (28.7)
                                                            ------------   -------------  -----------   ----------

     Net income (loss) before tax......................           (80.5)           15.1          29.9       (35.5)
Income tax (expense)/benefit...........................            28.2            (5.3)        (10.5)       12.4
                                                            ------------   -------------  -----------   ----------
     Net income (loss).................................    $      (52.3)  $         9.8  $       19.4   $   (23.1)
                                                           =============  =============  ============    =========

ING Individual Re Business
Unaudited Other Financial Information - Unaudited Statement of Operations

(in millions)


                                                                          For the Nine Months Ended
                                                                               December 31, 2003
                                                           -------------------------------------------------------
                                                               SLD            SLDI                        Combined
                                                           (Statutory)     (Statutory)    Adjustments       GAAP
                                                           -----------     -----------    -----------       ----
Underwriting income:
Assumed premiums......................................    $      982.3   $      918.9   $     (865.2)  $  1,036.0
Reinsurance premiums ceded............................          (979.7)          (3.4)         858.6       (124.5)
                                                          -------------  -------------  ------------   -----------
     Net earned premiums..............................             2.6          915.5           (6.6)       911.5

Underwriting expenses:
Claims................................................          (420.6)        (182.1)           0.3       (602.4)
(Increase)/decrease in reserves.......................           333.9         (288.4)        (271.4)      (225.9)
Commissions paid......................................           (15.5)        (421.4)         134.8       (302.1)
Net deferred acquisition cost
capitalization/(amortization).........................               -              -          112.8        112.8
                                                          -------------  -------------  ------------   -----------
     Net underwriting income (loss)...................           (99.6)          23.6          (30.1)      (106.1)
Letter of credit fees and expenses....................            (6.7)          (0.5)             -         (7.2)
Other income and expenses.............................            (0.3)           1.3            0.3          1.3
Investment income.....................................            96.6            6.2           (3.6)        99.2
                                                          -------------  -------------  ------------   -----------
     Income (loss) before expenses....................           (10.0)          30.6          (33.4)       (12.8)

General and administrative expenses:
Direct expenses.......................................           (23.6)         $(0.5)          (1.2)       (25.3)
Allocated expenses....................................           (13.6)             -              -        (13.6)
                                                          -------------  -------------  ------------   -----------
     Total expenses...................................           (37.2)          (0.5)          (1.2)       (38.9)
                                                          -------------  -------------  ------------   -----------

     Net income (loss) before tax.....................           (47.2)          30.1          (34.6)       (51.7)
Income tax (expense)/benefit..........................            16.5          (10.6)          12.2         18.1
                                                          -------------  -------------  ------------   -----------
     Net income (loss)................................    $      (30.7)  $       19.5   $      (22.4)  $    (33.6)
                                                          =============  ============   ============   ===========

ING Individual Re Business
Unaudited Other Financial Information - Unaudited Statement of Operations

(in millions)


                                                                          For the Nine Months Ended
                                                                              December 31, 2002
                                                            ------------------------------------------------------
                                                               SLD            SLDI                        Combined
                                                           (Statutory)    (Statutory)    Adjustments        GAAP
                                                           -----------    -----------    -----------        ----
Underwriting income:
Assumed premiums......................................    $    781.9   $       91.7    $     (113.7) $     759.9
Reinsurance premiums ceded............................         (82.1)          (0.9)          111.8         28.8
                                                          -----------  -------------   ------------  -----------
     Net earned premiums..............................         699.8           90.8            (1.9)       788.7

Underwriting expenses:
Claims................................................        (432.2)          (8.2)            -         (440.4)
(Increase)/decrease in reserves.......................         (28.7)           1.9          (172.2)      (199.0)
Commissions paid......................................        (184.5)         (71.9)           (1.3)      (257.7)
Net deferred acquisition cost
capitalization/(amortization).........................             -              -            97.4         97.4
                                                          -----------  -------------   ------------  -----------
     Net underwriting income (loss)...................          54.4           12.6           (78.0)       (11.0)
Letter of credit fees and expenses....................          (2.9)          (0.4)              -         (3.3)
Other income and expenses.............................           0.6            0.8               -          1.4
Investment income.....................................         106.6            0.2            36.0        142.8
                                                          -----------  -------------   ------------  -----------
     Income (loss) before expenses....................         158.7           13.2           (42.0)       129.9

General and administrative expenses:
Direct expenses.......................................         (22.1)          (0.4)            1.0        (21.5)
Allocated expenses....................................          (8.6)             -               -         (8.6)
                                                          -----------  -------------   ------------  -----------
     Total expenses...................................         (30.7)          (0.4)            1.0        (30.1)
                                                          -----------  -------------   ------------  -----------

Net income (loss) before tax..........................         128.0           12.8           (41.0)        99.8
Income tax (expense)/benefit..........................         (44.8)          (4.5)           14.4        (34.9)
                                                          -----------  -------------   ------------  -----------
     Net income (loss)................................    $     83.2   $        8.3    $      (26.6) $      64.9
                                                          ==========   ============    ============= ============

ING Individual Re Business
Unaudited Other Financial Information - Unaudited Balance Sheet

(in millions)


                                                                            September 30, 2004
                                                         ---------------------------------------------------------
                                                            SLD             SLDI                          Combined
                                                        (Statutory)     (Statutory)     Adjustments         GAAP
                                                        -----------     -----------     -----------         ----
Assets:
Investments......................................     $      1,278.8   $        363.7  $        97.3   $      1,739.8
Cash.............................................               98.1              6.9              -            105.0
Premiums receivable..............................              (39.4)            30.8          212.6            204.0
Funds withheld...................................                  -            426.0         (426.0)               -
Deferred acquisition cost........................                  -                -          513.3            513.3
Other assets.....................................               (7.8)         2,664.1       (2,503.6)           152.7
                                                      ---------------  --------------  --------------  --------------
     Total assets................................     $      1,329.7   $      3,491.5  $    (2,106.4)  $      2,714.8
                                                      ===============  ==============  ==============  ==============

Liabilities and Equity:
Life reserves....................................     $        352.9   $      2,787.2  $    (1,865.5)  $      1,274.6
Disability reserves..............................                7.9                -              -              7.9
Life claim reserves..............................               (1.0)               -          230.2            229.2
Funds held under treaties........................              481.8                -         (426.0)            55.8
Reinsurance payable..............................               85.0            145.9         (136.8)            94.1
Other liabilities................................              102.7              2.0          (24.9)            79.8
                                                      ---------------  --------------  --------------  --------------
     Total liabilities...........................            1,029.3          2,935.1       (2,223.0)         1,741.4

Total equity.....................................              300.4            556.4          116.6            973.4
                                                      ---------------  --------------  --------------  --------------

Total liabilities and equity.....................     $      1,329.7   $      3,491.5  $    (2,106.4)  $      2,714.8
                                                      ==============   ==============  ==============  ==============

ING Individual Re Business
Unaudited Other Financial Information - Unaudited Balance Sheet

(in millions)


                                                                         December 31, 2003
                                                -----------------------------------------------------------------
                                                    SLD               SLDI                               Combined
                                                (Statutory)        (Statutory)       Adjustments           GAAP
                                                -----------        -----------       -----------           ----
Assets:
Investments...............................    $   1,215.9     $       324.2      $       67.2      $     1,607.3
Cash......................................            3.5             (14.8)                -              (11.3)
Premiums receivable.......................          (31.4)             28.8             155.3              152.7
Funds withheld............................              -             282.7            (282.7)                 -
Deferred acquisition cost.................              -                 -             633.8              633.8
Other assets..............................           33.6           1,811.9          (1,667.2)             178.3
                                              -------------   --------------    --------------     --------------
     Total assets.........................    $   1,221.6     $     2,432.8      $   (1,093.6)     $     2,560.8
                                              =============   ==============    ==============     ==============

Liabilities and Equity:
Life reserves.............................    $     291.6     $     1,992.1      $   (1,206.1)     $     1,077.6
Disability reserves.......................            6.6                 -                 -                6.6
Life claim reserves.......................          193.2                 -              70.3              263.5
Funds held under treaties.................          338.8                 -            (278.0)              60.8
Reinsurance payable.......................           26.1              12.5              38.6               77.2
Other liabilities.........................           93.4               2.8              20.0              116.2
                                              -------------   --------------    --------------     --------------
     Total liabilities....................          949.7           2,007.4          (1,355.2)           1,601.9

Total equity..............................          271.9             425.4             261.6              958.9
                                              -------------   --------------    --------------     --------------

Total liabilities and equity..............    $   1,221.6     $     2,432.8      $   (1,093.6)     $     2,560.8
                                              =============   ==============    ==============     ==============


ING Individual Re Business
Notes to Unaudited Other Financial Information

(in millions)


1.   Nature of Operations and Significant Accounting Policies

Description of Business

ING Individual Re Business ("Individual Re"), represents the individual life reinsurance business of ING Groep N.V. ("ING") in the United States. Individual Re is a leading knowledge-based U.S. life reinsurance business and reinsures mortality risk on a variety of life insurance products, primarily individual term life insurance. Individual Re writes its business through Security Life of Denver Insurance Company ("SLD"), a Colorado domiciled insurance company, and Security Life of Denver International, Limited ("SLDI"), a Bermuda domiciled insurance Company.

Basis of Presentation

The Unaudited Other Financial Information include condensed columnar statutory financial statement disclosures of Individual Re business written through: (i) SLD which have been prepared in accordance with accounting principles prescribed or permitted by the Colorado Division of Insurance; and (ii) SLDI which have been prepared in compliance with the criteria established by provisions of the Insurance Act of 1978 of Bermuda, amendments thereto and related regulations insofar as such provisions relate to accounting and financial reporting matters. The Unaudited Other Financial Information also include columnar disclosures of United States generally accepted accounting principles ("GAAP") and elimination adjustments required to convert the statutory financial information of Individual Re's business to a combined GAAP basis. The adjustments necessary to convert from statutory to GAAP for net income and equity are as follows:


                                                           Net Income                                    Equity
                                          ---------------------------------------------      -------------------------------
                                          Nine Months Ended              Year Ended
                                            September 30,               December 31,         September 30,    December 31,
                                          2004          2003          2003         2002           2004            2003
                                          ----          ----          ----         ----           ----            ----
Net earned premiums...............    $       3.1   $       9.1   $      (6.6)  $    (1.9)   $         -   $           -
Reserve differences...............         (123.9)       (173.4)       (271.4)     (172.2)        (851.8)         (560.3)
Deferred acquisition cost (DAC)...         (120.5)         59.4         112.8        97.4          513.3           633.8
Investment income.................           24.3           3.8          (3.6)       36.0              -               -
Other.............................          (10.5)        131.0         134.2        (0.3)         455.1           188.1
                                        ----------    ---------   -----------   ----------     ---------       ---------
   Subtotal.......................         (227.5)         29.9         (34.6)      (41.0)         116.6           261.6

Tax effect of adjustments.........           79.6         (10.5)         12.2        14.4              -               -
                                        ----------    ---------   -----------   ----------     ---------       ---------
   Total increase (decrease) in
     statutory earnings and equity
     to convert to GAAP...........    $    (147.9)  $      19.4   $     (22.4)  $   (26.6)   $     116.6   $       261.6
                                      ============  ===========   ============  ==========   ===========   ==============

The most significant variances for accounting principles prescribed or permitted by the Colorado Division of Insurance from GAAP are as follows:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in equity for those designated as available-for-sale.

Statement of Statutory Accounting Principles (SSAP) No. 31 applies to derivative transactions prior to January 1, 2003. The Company also follows the newly adopted hedge accounting guidance in SSAP No. 86 for derivative transactions entered into or modified on or after January 1, 2003. Under this guidance, derivatives that are deemed effective hedges are accounted for in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholders' equity rather than to income as required for fair value hedges.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book. The asset is then written down to fair value.

Valuation Reserves: The asset valuation reserve ("AVR") is determined by an NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed-income investments, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the interest maintenance reserve ("IMR").

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and credit impairments are charged to income when there has been a decline in value deemed other than temporary.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally disallowed deferred federal income tax assets, disallowed interest maintenance reserves, non-operating software, past-due agents' balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the SLD statutory balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are non-admitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

The following discussion describes Bermuda statutory accounting which is different than GAAP:

Investments:  Investments in bonds are reported at amortized cost.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Benefit and Contract Reserves: Life policy and contract reserves have been determined by the Company's approved actuary using generally accepted actuarial methods. Benefit reserves are based upon a gross premium valuation methodology using appropriate best estimate assumptions plus provisions for adverse deviation.

In addition, for certain contracts the reserves are increased to mirror US statutory reserves and with the specific permission of the Bermuda regulator, the Company can record deferred acquisition costs up to the amount of the "loss reserve redundancy" as an admitted asset. In this context, "Loss Reserve Redundancy" represents the excess of the US statutorily calculated reserve over the level of reserves as certified by the approved actuary. The change in "Loss Reserve Redundancy" from the prior year is recorded in "Other Income (Deduction)" of the Statutory Statement of Income.

2. For GAAP, in the three months ended September 30, 2004, Individual Re recorded a charge of $137 million after tax to reduce deferred acquisition costs because of mortality experience in the business.